                              EMPLOYMENT AGREEMENT


          THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of this 9th day of September, 1999 (the "Effective Date"), by and between Gary J. Sbona ("Employee") and 3D Systems Corporation. ("Employer"). In consideration of the covenants, representations and agreements set forth below, Employer and Employee hereby agree as follows:

     1. EMPLOYMENT OF EMPLOYEE. Employer hereby hires Employee pursuant to the Agreement between Regent Pacific Management Corporation dated September 9, 1999 (the "Regent Agreement"), and Employee hereby accepts such employment on the terms and conditions contained in this Agreement and the Regent Agreement.

     2. TERM OF THE AGREEMENT. The initial term of this Agreement (the "Term") shall commence upon the Effective Date and shall terminate 12 months thereafter (the "Termination Date"), unless sooner terminated as provided herein. Employer and Employee may, upon mutual agreement, elect to continue Employee's employment on an at-will basis (meaning that either Employee or Employer may terminate the employment relationship at any time with or without cause or notice), after the initial term of this Agreement.

     3.   SERVICES TO BE PROVIDED BY EMPLOYEE.

          3.1 SCOPE, RESPONSIBILITIES AND DUTIES. Employee agrees to provide services to Employer, generally in the field of corporate strategy, approximately two working days in each working week, so that Employer may have the benefit of the experience and knowledge possessed by Employee (the "Services"). It shall be the duty of Employee in rendering the Services to make such periodic reports to Employer as the officers or directors of Employer may, from time to time, reasonably request.

          3.2. NON-EXCLUSIVITY. Employee is a short-term, part time employee by reason of the obligations ascribed to him hereunder, and shall not be required to devote full time to the affairs of Employer. Subject to the provisions of
Section 7 below, Employee may accept other employment and perform services for others.

     4. COMPENSATION. Employee shall not be entitled to any compensation, other than compensation received from Regent Pacific Management Corporation, for the Services to be provided hereunder, except as provided herein.

     5. EXPENSES. Employer shall reimburse Employee for all reasonable and necessary business expenses pursuant to the Regent Agreement.

     6. TERMINATION. Termination pursuant to this Section shall become effective immediately upon receipt by Employee of written notice from Employer of such termination.

          6.1 TERMINATION BY INCAPACITY OR DISABILITY OF EMPLOYEE. If Employee shall become unable to fully perform the Services in accordance with the terms of this Agreement due to incapacity, ill health or disability for a consecutive period of four weeks, the Employer may, at its option, terminate this Agreement.

          6.2 DEATH OF EMPLOYEE. Upon the death of Employee, this Agreement shall terminate without further obligation or liability on the part of Employer to Employee's estate.

          6.3 TERMINATION OF REGENT AGREEMENT. Employee's employment shall terminate upon termination of the Regent Agreement unless otherwise mutually agreed between Employer and Employee.

     7. CONFIDENTIALITY AND TRADE SECRETS. Employee acknowledges and agrees that during the Term of this Agreement, and during any continuing term of employment on at at-will basis he will become privy to important proprietary, confidential business information and trade secrets that are the exclusive property of Employer. This information includes, without limitation, business plans, marketing concepts, designs, proposals, product information, financial information, technology and costs, pricing information, customer lists, and key accounts, including their credit information and product wants and needs (the "Confidential Information"). This Confidential Information derives independent economic value, both actual and potential, from not being generally known to the public or to other persons who can obtain economic value from its disclosure and use. As Employer has always held the Confidential Information as proprietary, confidential trade secret information and has taken steps to insure that the Confidential Information is not disclosed outside of 3D Systems, the Confidential Information constitutes "trade secrets" under the Uniform Trade Secrets Act, California Civil Code Sections 3426(d)(1). In light of the foregoing, Employee therefore agrees that: (1) he will not at any time, now or in the future, share, disseminate, disclose, discuss or use the Confidential Information in any way; and (2) upon termination of this Agreement, Employee will return to Employer all property, writings and/or documents in his possession or custody belonging to or relating to the affairs of Employer or any of its subsidiaries or affiliates, or comprising or relating to the Confidential Information.

     8. OWNERSHIP OF INTELLECTUAL PROPERTY. Employee hereby acknowledges and agrees that any and all copyrightable works authored by Employee in connection with the performance of the Services, alone or with others, during the Term of this Agreement, and during any continuing term of employment on at at-will basis, shall be deemed to have been specially ordered or commissioned for use as either a contribution to a collective work, as a translation, as a supplementary work, as a compilation, or as an instructional text and, as such, shall be deemed to be "works for hire" under the United States copyright laws from the inception of creation of such works. In the event that any such works shall be deemed by a court of competent jurisdiction not to be a "work made for hire," this Agreement shall operate as an irrevocable assignment by Employee to Employer of all right, title and interest in and to such works, including without limitation, all worldwide copyright interests therein, in perpetuity. The fact that such copyrightable works are created by Employee outside of Employer's facilities or other than during Employee's working hours with Employer, shall not diminish Employer's rights with respect to such works which otherwise fall within this subsection. Employee agrees to execute and deliver to Employer such further instruments or documents as may be requested by Employer in order to effectuate the purposes of this subsection.

     9. RELATIONSHIP OF THE PARTIES. Employee enters into this Agreement as, and shall continue to be, a short-term, part time Employee. Employee shall not be entitled to any benefits except those required by law.

     10. APPOINTMENT AS A DIRECTOR. The Board of Directors of Employer (the "Board") has resolved to appoint Employee as a Class II Director. In this capacity, Employee will serve at the pleasure of the Board and pursuant to Employer's bylaws.

     11. STOCK OPTIONS. Concurrently with the execution of this Agreement as an inducement to Employee to accept employment with Employer, Employee and Employer are executing and delivering Stock Option Agreements (the "Option Agreement"), attached hereto as Exhibits A and C, and Option Certificates, attached hereto as Exhibits B and D, and incorporated herein by this reference, which grants to Employee the option to purchase three hundred fifty thousand (350,000) shares of the Common Stock of Employer at an exercise price of $6.00. The number of shares subject to this Option shall be earned pro rata over the Term of this Agreement, and shall become exercisable pursuant to the exercise schedule contained in Exhibit B. Should Employee's employment terminate as a result of an act of misconduct described in Section 4(g) of the 3D Systems Corporation 1996 Stock Incentive Plan, the Options will terminate immediately as to all unvested shares.

     12.  ARBITRATION.

          12.1 Any dispute regarding any aspect of this Agreement or any act which would violate any provision in this Agreement (hereafter referred to as "arbitrable disputes" shall be resolved by an experienced arbitrator licensed to practice law in the State of California and selected in accordance with the rules of the American Arbitration Association, as the exclusive remedy for such dispute. Judgment on any award rendered by such arbitrator may be entered in any court having proper jurisdiction.

          12.2 Should Employee or Employer institute any legal action or administrative proceeding regarding any dispute or matter covered by this Section by any method other than said arbitration, the responding party shall be entitled to recover from the other party all damages, costs, expenses and attorney's fees incurred as a result of such action.

     13.  SEVERABILITY AND GOVERNING LAW.

          13.1 Should any of the provisions in this Agreement be declared or be determined to be illegal or invalid, all remaining parts, terms or provisions shall be valid, and the illegal or invalid part, term or provision shall be deemed not to be a part of this Agreement.

          13.2 This Agreement is made and entered into in the State of California and shall in all respects be interpreted, enforced and governed under the laws of California.

     14.  PROPER CONSTRUCTION.

          14.1 The language of all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning, and not strictly for or against any of the parties.

          14.2 As used in this Agreement, the term "or" shall be deemed to include the term "and/or" and the singular or plural number shall be deemed to include the other whenever the context so indicates or requires.

          14.3 The paragraph headings used in this Agreement are intended solely for convenience of reference and shall not in any manner amplify, limit, modify or otherwise be used in the interpretation of any of the provisions hereof.

     15. ENTIRE AGREEMENT. This Agreement is the entire agreement between Employee and Employer and fully supersedes any and all prior agreements or understandings between the parties pertaining to its subject matter.

     16. NOTICES. All notices, requests, demands and other communications called for or contemplated under this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, on the date of transmission if sent by facsimile, on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, postage prepaid, and properly addressed as follows:

          If to Employer:           3D Systems, Inc.
                                    26801 Avenue Hall
                                    Valencia, California 91355
                                    Attn: A. Sidney Alpert

          If to Employee:           Gary J. Sbona
                                    Regent Pacifc Management Corporation
                                    10600 N. DeAnza Blvd. Suite 140
                                    Cupertino, CA 95914

     17. AMENDMENTS. This Agreement may not be amended, supplemented, canceled, or discharged except by written instrument executed by the parties hereto.

     18. WAIVERS. All waivers hereunder shall be in writing. No waiver by any party hereto of any breach or anticipated breach of any provision of this Agreement by any other party shall be deemed a waiver of any other contemporaneous, preceding, or succeeding breach or anticipated breach, whether or not similar, on the part of the same or any other party.

     IN WITNESS WHEREOF, the parties hereto have hereby executed this Agreement as of the day and year first written above.



                                       3D SYSTEMS CORPORATION



----------------------------------     BY:
Gary J. Sbona                              ------------------------------
                                       Its:
                                            -----------------------------

                                    EXHIBIT A

                             STOCK OPTION AGREEMENT
                     (INCENTIVE STOCK OPTION FOR EXECUTIVES)


     This STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") is made and entered into on the execution date of the Option Certificate to which it is attached (the "CERTIFICATE"), by and between 3D Systems Corporation, a Delaware corporation (the "COMPANY"), and the Executive of the Company named in the Certificate ("EMPLOYEE").

     Pursuant to the 3D Systems Corporation 1996 Stock Incentive Plan (the "PLAN"), the Compensation Committee (the "Committee") of the Board of Directors of the Company (the "BOARD") has authorized the grant to Employee of an incentive stock option to purchase shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), upon the terms and subject to the conditions set forth in this Option Agreement and in the Plan.

     The Company and Employee agree as follows:

     1.   GRANT OF OPTION.

          The Company hereby grants to Employee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of that number of shares of the Common Stock (the "SHARES") set forth in the Certificate, at the Option exercise price set forth in the Certificate (the "EXERCISE PRICE").

     2.   TERM OF OPTION.

          The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein. In no event shall the Option be exercisable after the expiration of ten years from the date it was granted.

     3.   EXERCISE PERIOD.

          (a) Subject to the provisions of Sections 3(b) and 5 of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth or referred to under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; I.E., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

          (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

     4.   EXERCISE OF OPTION.

          There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

          (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of shares of Common Stock then being purchased (the "PURCHASED SHARES");

          (b) the Exercise Price for each Purchased Share shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order). The Company will cooperate with any person who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the Option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the Option until the Company has received payment of the Exercise Price in full. The date of exercise of an Option shall be determined under procedures established by the Committee.

     5.   TERMINATION OF EMPLOYMENT.

          (a) If Employee shall cease to be an employee of the Company, or any direct or indirect subsidiary of the Company, under any of the circumstances described in the Option Certificate under the caption "Exercise Schedule" then the terms of the Option Certificate shall control.

          (b) If, by reason of death or disability (a "SPECIAL TERMINATING EVENT"), Employee shall cease to be an employee the Company, then Employee, Employee's executors or administrators or any person or persons acquiring the Option directly from Employee by bequest or inheritance, shall have the right to exercise the Option. Following a Special Terminating Event the Option shall be immediately vested and may be exercised in full.

          (c) For purposes of this Option Agreement, "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Employee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Committee may from time to time require.

     6.   ADJUSTMENTS UPON RECAPITALIZATION.

          In the event of any change in the outstanding shares of the Common Stock or other securities then subject to the Plan by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to this Agreement are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash divided) then, unless the terms of such transaction shall otherwise provide, such equitable adjustments shall be made by the Board, or the Committee, in the Option (including, without limitation, appropriate and proportionate adjustments to the number and type of shares or other securities or cash or other property that may be acquired pursuant to exercise of the Option); and any such adjustments made by the Board or the Committee shall be final, binding and conclusive for any and all purposes.

     7.   WAIVER OF RIGHTS TO PURCHASE STOCK.

          By signing this Option Agreement, Employee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Employee any option or equity security of the Company, other than the shares of Common Stock subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Employee by the Committee (or the Board). By signing this Option Agreement, Employee specifically waives all rights which he or she may have had prior to the date of this Option Agreement (other than any other right or option to purchase Common Stock which was previously granted in writing to Employee by the Committee or the Board) to receive any option or equity security of the Company.

     8.   NO RIGHTS AS SHAREHOLDER.

          Except as provided in Section 6 of this Option Agreement, Employee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Employee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 6 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.


     9.   MODIFICATION.

          Subject to the terms and conditions and within the limitations of the Plan, the Committee (or the Board) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised). No modification of the Option shall be made which, without the consent of Employee, would cause the Option to fail to continue to qualify as an "incentive stock option" within
Section 422 of the Code or would alter or impair any rights of the Employee under the Option.

     10.  DISQUALIFYING DISPOSITION; WITHHOLDING.

          (a) Employee agrees that should he or she make a "disposition" (as defined in Section 424(c) of the Code) of all or any of the Purchased Shares within two years from the date of the grant of the Option or within one year after the issuance of such Purchased Shares, he or she shall immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Purchased Shares. Employee agrees that he or she shall maintain all Purchased Shares in his or her name so long as he or she maintains beneficial ownership of such Shares.

          (b) The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Employee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Employee agrees to take such other action required by the Company to satisfy such withholding requirements.

     11.  SERVICES OF OPTION HOLDER.

          In consideration for the grant of the Option, Employee agrees to remain in the employ of, and shall continue to render services to, the Company or any direct or indirect subsidiary of the Company, as the Committee Board may from time to time direct, for a period of one year from the date of this Option Agreement. This provision shall not obligate the Company, or such subsidiary, to continue to employ, or utilize the services of, Employee for any period whatsoever. The sole remedy to the Company should Employee breach his or her obligations under this Section 11 shall be to cancel this Option Agreement and the Option granted under this Option Agreement. For the purposes of this Option Agreement, the term "subsidiary" shall mean any present or future corporation that would be a "subsidiary corporation" of the Company, as defined in Section 424 of the Code.

     12.  CHARACTER OF OPTION.

          The Option is intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     13.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Employee shall promptly take all actions and execute all documents requested by the Company that the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:


                    (i)  If to the Company, to:

                         3D Systems Corporation
                         26081 Avenue Hall
                         Valencia, CA 91355
                         Attention: General Counsel


                    (ii) If to Employee, to the address set
                         forth in the records of the Company,

or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid; or (ii) if given by any other means, when delivered at the address specified in this subparagraph
(b).

          (c) TRANSFER OF RIGHTS UNDER THIS OPTION AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its officers, directors and stockholders, with or without consideration.

          (d) OPTION NON-TRANSFERABLE. Employee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and Options may be exercised during the lifetime of Employee only by Employee or by his or her guardian or legal representative.

          (e) MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, Employee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value, or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"); provided, however, that in no event shall such period exceed 180 days.

          (f) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (g) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED SOLELY WITHIN, THAT STATE.

          (h) THE PLAN. This Option Agreement is made pursuant to the Plan, and it is intended, and shall be interpreted in a manner, to comply therewith. Any provision of this Option Agreement inconsistent with the Plan shall be superseded and governed by the Plan.

          (i) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose.


          The Signature Page to this Option Agreement consists of the last page of the Certificate.

                                   Exhibit "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)


TO:       3D Systems Corporation

          The undersigned, the holder of the enclosed Stock Option Agreement (Incentive Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of 3D Systems Corporation (the "COMPANY"), and herewith encloses payment of $__________ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.

Dated:
      ------------------------


                                 ---------------------------------------
                                 (Signature must conform in all respects to name of holder as specified on the face of the Option)

                                 ---------------------------------------
                                 (Please Print Name)

                                 ---------------------------------------
                                 (Address)

                                 ---------------------------------------

          * Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the number of shares being exercised), in either case without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.

                                    EXHIBIT B

                               OPTION CERTIFICATE
                     (INCENTIVE STOCK OPTION FOR EXECUTIVES)


     THIS IS TO CERTIFY that 3D Systems Corporation, a Delaware corporation (the "COMPANY"), has granted to the employee named below an incentive stock option (the "OPTION") to purchase shares of the Company's Common Stock (the "SHARES"), under its 1996 Stock Incentive Plan (the "PLAN"), and upon the terms and conditions determined bythe Compensation Committee (the "Committee") of the Board of Directors of the Company (the "BOARD"), as follows:

                  Name of Employee:         Gary J. Sbona

                  Address of Employee:
                                            -----------------------

                                            -----------------------


                  Number of Shares:         100,000, provided, however, that the
number of shares subject to this Option shall be earned pro rata over the first twelve (12) months beginning with the Date of Grant. However, if Regent Pacific Management Corporation's ("Regent Pacific") contract with the Company is terminated without cause during this twelve-month period, then the entire amount shall be considered earned upon termination.

-------------------

                  Option Exercise Price:    $6.00 per share

                  Date of Grant:            September 9, 1999

                  Option Expiration Date:   September 8, 2004

     EXERCISE SCHEDULE: The shares earned, as described above, shall be exercisable with respect to one third (rounded up or down to the nearest whole number) on each of the first three anniversaries of the Date of Grant: provided, however, that such option shall fully vest (i) upon the termination of Regent Pacific by the Company without cause, (ii) should Regent Pacific principals cease to be associated with the management of the Company or, (iii) upon a "Change of Control Transaction."

Change of Control Transaction shall mean (i) the consummation of a sale of all or substantially all of the assets of Company, or (ii) a merger of Company with or into another corporation in which the stockholders of Company immediately before the transaction do not own, directly or indirectly, a majority of Company or the surviving entity immediately following the transaction.

     SUMMARY OF OTHER TERMS: This Option is defined in the Stock Option Agreement (Incentive Stock Option) (the "OPTION AGREEMENT") which is attached to this Option Certificate (the

"CERTIFICATE") as Annex I. This Certificate summarizes certain of the provisions of the Option Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, NOT by this summary. The Company strongly suggests that you carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

     Among the terms of the Option Agreement are the following:

     TERMINATION OF EMPLOYMENT: The Option terminates on the Option Expiration Date. If your employment ends as the result of any of the circumstances described in the Exercise Schedule, above, the terms of that section shall apply. If your employment ends due to death or disability, the Option shall vest immediately and continue to be exercisable until the Expiration Date.

     TRANSFER: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except upon your death. See Section 13(d) of the attached Option Agreement.

     EXERCISE: You can exercise the Option (while it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of, or provision pursuant to the Option Agreement for the payment of, the Exercise Price for the Shares to be purchased. The Company may require you to submit certain written reassurances to the Company with respect to your status as a shareholder. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See Section 4 of the attached Option Agreement.


     ADJUSTMENTS UPON RECAPITALIZATION: The Option contains provisions which affect your rights in the event of stock splits, stock dividends, mergers and other major corporate reorganizations. See Section 6 of the attached Option Agreement.

     WAIVER: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate. You will waive your rights to options or stock that may otherwise have been promised to you. See Section 7 of the attached Option Agreement.

     WITHHOLDING: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Section 10 of the attached Option Agreement.

     VALUE OF SHARES: If you are granted an Option first exercisable in any one calendar year to purchase Shares valued in excess of $100,000 on the grant date, then for tax purposes the incremental portion of such Shares with an aggregate fair market value in excess of $100,000 shall be treated as non-statutory stock options, rather than as incentive stock options (as that term is defined in Section 422 of the Internal Revenue Code of 1986, as amended).

                                A G R E E M E N T

     3D Systems Corporation, a Delaware corporation, and the Employee each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Incentive Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.


DATED:
      ----------------------------

                                       3D SYSTEMS CORPORATION


                                       By:
                                           -------------------------------

                                       Its:
                                           -------------------------------


                                       EMPLOYEE


                                       -----------------------------------

----------------------------------     Name:


                                       -----------------------------------
                                       (Please print your name exactly as
                                        you wish it to appear on any stock
                                        certificates issued to you upon
                                        exercise of the Option)

                                    EXHIBIT C
                               OPTION CERTIFICATE

     THIS IS TO CERTIFY that 3D Systems Corporation, a Delaware corporation (the "COMPANY"), has granted to the employee of the Company named below a non-statutory stock option (the "OPTION") to purchase shares of the Company's Common Stock (the "SHARES"), and upon the terms and conditions determined by the Compensation Committee (the "COMMITTEE") of the Board of Directors of the Company (the "BOARD"), as follows:

                  NAME OF OPTIONEE:         Gary J. Sbona

                  ADDRESS OF OPTIONEE:      c/o 3D Systems Corporation
                                            26081 Avenue Hall
                                            Valencia, CA  91355

                  NUMBER OF SHARES:         250,000, provided, however, that
the number of shares subject to this Option shall be earned pro rata over the twelve (12) months beginning with the Date of Grant. However, if Regent Pacific Management Corporation's ("Regent Pacific") contract with the Company is terminated without cause during this twelve-month period, then the entire amount shall be considered earned upon termination.

                  OPTION EXERCISE PRICE:    $ 6.00 per share

                  DATE OF GRANT:            September 9, 1999

                  OPTION EXPIRATION DATE:   Five years from the Date of Grant.

     EXERCISE SCHEDULE: The shares earned, as described above, shall be exercisable with respect to one third (rounded up or down to the nearest whole number) on each of the first three anniversaries of the Date of Grant: provided, however, that such option shall fully vest (i) upon the termination of Regent Pacific by the Company without cause, (ii) should Regent Pacific principals cease to be associated with the management of the Company or, (iii) upon a "Change of Control Transaction."

Change of Control Transaction shall mean (i) the consummation of a sale of all or substantially all of the assets of Company, or (ii) a merger of Company with or into another corporation in which the stockholders of Company immediately before the transaction do not own, directly or indirectly, a majority of Company or the surviving entity immediately following the transaction.

     OUTSIDE OF 1996 STOCK INCENTIVE PLAN: The Option has been granted outside the 1996 Stock Incentive Plan and is not subject to the terms thereof.

     SUMMARY OF OTHER TERMS: This Option is defined in the Stock Option Agreement (Non-Statutory Stock Option) (the "OPTION AGREEMENT") which is attached to this Option Certificate (the "CERTIFICATE") as Exhibit D. This Certificate summarizes certain of the provisions of the Option

Agreement for your information, but is not complete. Your rights are governed by the Option Agreement, NOT by this summary. The Company strongly suggests that you carefully review the full Option Agreement prior to signing this Certificate or exercising the Option.

     Among the terms of the Option Agreement are the following:

     TERMINATION OF EMPLOYMENT: The Option terminates on the Option Expiration Date. If your employment ends as the result of any of the circumstances described in the Exercise Schedule, above, the terms of that section shall apply. If your employment ends due to death or disability, the Option shall vest immediately and continue to be exercisable until the Expiration Date.

     TRANSFER: The Option is personal to you, and cannot be sold, transferred, assigned or otherwise disposed of to any other person, except upon your death. See Section 13(d) of the attached Option Agreement.

     EXERCISE: You can exercise the Option (while it is exercisable), in whole or in part, by delivering to the Company a Notice of Exercise identical to Exhibit "A" attached to the Option Agreement, accompanied by payment of, or provision pursuant to the Option Agreement for the payment of, the Exercise Price for the Shares to be purchased. The Company may require you to submit certain written assurances to the Company with respect to your status as a shareholder. The Company will then issue a certificate to you for the Shares you have purchased. You are under no obligation to exercise the Option. See Section 4 of the attached Option Agreement.

     ADJUSTMENTS UPON RECAPITALIZATION: The Option contains provisions which affect your rights in the event of stock splits, stock dividends, mergers and other major corporate reorganizations. See Section 6 of the attached Option Agreement.

     WAIVER: By signing this Certificate, you will be agreeing to all of the terms of the Option Agreement, including those not summarized in this Certificate. You will waive your rights to options or stock which may otherwise have been promised to you. See Section 7 of the attached Option Agreement.

     WITHHOLDING: The Company may require you to make any arrangements necessary to insure the proper withholding of any amount of tax, if any, required to be withheld by the Company as a result of the exercise of the Option. See Section 10 of the attached Option Agreement.

                                A G R E E M E N T

     3D Systems Corporation, a Delaware corporation, and Optionee each hereby agrees to be bound by all of the terms and conditions of the Stock Option Agreement (Non-Statutory Stock Option) which is attached hereto as Annex I and incorporated herein by this reference as if set forth in full in this document.


DATED:
      ----------------------------



                                       3D SYSTEMS CORPORATION



                                       By:
                                           -------------------------------

                                       Its: Chief Executive Officer



                                       OPTIONEE



                                       Name:
                                            ------------------------------



                                            ------------------------------
                                            (Please print your name exactly as
                                             you wish it to appear on any stock
                                             certificates issued to you upon
                                             exercise of the Option)

                                    EXHIBIT D

                             STOCK OPTION AGREEMENT
                          (NON-STATUTORY STOCK OPTION)


     This STOCK OPTION AGREEMENT (this "OPTION AGREEMENT") is made and entered into on the execution date of the Option Certificate to which it is attached (the "CERTIFICATE"), by and between 3D Systems Corporation, a Delaware corporation (the "COMPANY"), and the employee of the Company named in the Certificate ("OPTIONEE").

     The Board of Directors of the Company (the "BOARD") has authorized the grant to Optionee of a non-statutory stock option to purchase shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), upon the terms and subject to the conditions set forth in this Option Agreement.

     The Company and Optionee agree as follows:

     9.   GRANT OF OPTION.

          The Company hereby grants to Optionee the right and option (the "OPTION"), upon the terms and subject to the conditions set forth in this Option Agreement, to purchase all or any portion of that number of shares of the Common Stock (the "SHARES") set forth in the Certificate, at the Option exercise price set forth in the Certificate (the "EXERCISE PRICE").

     10.  TERM OF OPTION.

          The Option shall terminate and expire on the Option Expiration Date set forth in the Certificate, unless sooner terminated as provided herein. In no event shall the Option be exercisable after the expiration of ten years from the date it was granted.

     11.  EXERCISE PERIOD.

          (a) Subject to the provisions of Sections 3(b) and 5 of this Option Agreement, the Option shall become exercisable (in whole or in part) upon and after the dates set forth or referred to under the caption "Exercise Schedule" in the Certificate. The installments shall be cumulative; I.E., the Option may be exercised, as to any or all Shares covered by an installment, at any time or times after the installment first becomes exercisable and until expiration or termination of the Option.

          (b) Notwithstanding anything to the contrary contained in this Option Agreement, the Option may not be exercised, in whole or in part, unless and until any then-applicable requirements of all federal, state and local laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel.

          12.  EXERCISE OF OPTION.

          There is no obligation to exercise the Option, in whole or in part. The Option may be exercised, in whole or in part, only by delivery to the Company of:

               (a) written notice of exercise in form and substance identical to Exhibit "A" attached to this Option Agreement stating the number of shares of Common Stock then being purchased (the "PURCHASED SHARES");

               (b) the Exercise Price for each Purchased Share shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order). The Company will cooperate with any person who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the Option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the Option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the Option until the Company has received payment of the Exercise Price in full. The date of exercise of an Option shall be determined under procedures established by the Committee.

     13.  TERMINATION OF EMPLOYMENT.

          (a) If Employee shall cease to be an employee of the Company, or any direct or indirect subsidiary of the Company, under any of the circumstances described in the Option Certificate under the caption "Exercise Schedule" then the terms of the Option Certificate shall control.

          (b) If, by reason of death or disability (a "SPECIAL TERMINATING EVENT"), Employee shall cease to be an employee the Company, then Employee, Employee's executors or administrators or any person or persons acquiring the Option directly from Employee by bequest or inheritance, shall have the right to exercise the Option. Following a Special Terminating Event the Option shall be immediately vested and may be exercised in full.

          (c) For purposes of this Option Agreement, "disability" shall mean total and permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended (the "Code"). Employee shall not be considered permanently disabled unless he furnishes proof of such disability in such form and manner, and at such times, as the Committee may from time to time require.

     14.  ADJUSTMENTS UPON RECAPITALIZATION.

          In the event of any change in the outstanding shares of the Common Stock or other securities then subject to this option by reason of any stock split, reverse stock split, stock dividend, recapitalization, merger, consolidation, combination or exchange of shares or other similar corporate change, or if the outstanding securities of the class then subject to this Agreement are exchanged for or converted into cash, property or a different kind of securities, or if cash, property or securities are distributed in respect of such outstanding securities (other than a regular cash divided) then, unless the terms of such transaction shall otherwise provide, such equitable adjustments shall be made by the Board, in the Option (including, without limitation, appropriate and proportionate adjustments to the number and type of shares or other securities or cash or other property that may be acquired pursuant to exercise of the Option); and any such adjustments made by the Board shall be final, binding and conclusive for any and all purposes.

     15.  WAIVER OF RIGHTS TO PURCHASE STOCK.

          By signing this Option Agreement, Optionee acknowledges and agrees that neither the Company nor any other person or entity is under any obligation to sell or transfer to Optionee any option or equity security of the Company, other than the shares of Common Stock subject to the Option and any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Committee (or the Board). By signing this Option Agreement, Optionee specifically waives all rights which he or she may have had prior to the date of this Option Agreement (other than any other right or option to purchase Common Stock which was previously granted in writing to Optionee by the Committee or the Board) to receive any option or equity security of the Company.

     16.  NO RIGHTS AS SHAREHOLDER.

          Except as provided in Section 6 of this Option Agreement, Optionee shall have no rights as a shareholder with respect to the Shares until the date of the issuance to Optionee of a stock certificate or stock certificates evidencing such Shares. Except as may be provided in Section 6 of this Option Agreement, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     17.  MODIFICATION.

          The Committee (or the Board) may modify, extend or renew the Option or accept the surrender of, and authorize the grant of a new option in substitution for, the Option (to the extent not previously exercised); PROVIDED, that a modification of the Option shall be effective only with the consent of the Optionee.

     18.  WITHHOLDING.

          The Company shall be entitled to require as a condition of delivery of any Purchased Shares upon exercise of any Option that the Optionee agree to remit, at the time of such delivery or at such later date as the Company may determine, an amount sufficient to satisfy all federal, state and local withholding tax requirements relating thereto, and Optionee agrees to take such other action required by the Company to satisfy such withholding requirements.

     19.  CHARACTER OF OPTION.

          The Option is not intended to qualify as an "incentive stock option" as that term is defined in Section 422 of the Code.

     20.  GENERAL PROVISIONS.

          (a) FURTHER ASSURANCES. Optionee shall promptly take all actions and execute all documents requested by the Company which the Company deems to be reasonably necessary to effectuate the terms and intent of this Option Agreement.

          (b) NOTICES. All notices, requests, demands and other communications under this Option Agreement shall be in writing and shall be given to the parties hereto as follows:

                           21.     If to the Company, to:

                                   3D Systems Corporation
                                   26081 Avenue Hall
                                   Valencia, CA 91355
                                   Attention:  General Counsel

                           22.     If to Optionee, to the address set
                                   forth in the records of the Company,

or at such other address or addresses as may have been furnished by such either party in writing to the other party hereto. Any such notice, request, demand or other communication shall be effective (i) if given by mail, 72 hours after such communication is deposited in the mail by first-class certified mail, return receipt requested, postage prepaid, addressed as aforesaid; or (ii) if given by any other means, when delivered at the address specified in this subparagraph
(b).

          (c) TRANSFER OF RIGHTS UNDER THIS OPTION AGREEMENT. The Company may at any time transfer and assign its rights and delegate its obligations under this Option Agreement to any other person, corporation, firm or entity, including its employees, directors and stockholders, with or without consideration.

          (d) OPTION NON-TRANSFERABLE. Optionee may not sell, transfer, assign or otherwise dispose of the Option except by will or the laws of descent and distribution, and Options may be exercised during the lifetime of Optionee only by Optionee or by his or her guardian or legal representative.

          (e) MARKET STAND-OFF. In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933, as amended, Optionee shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the repurchase of, or otherwise dispose or transfer for value, or otherwise agree to engage in any of the foregoing transactions with respect to any shares of Common Stock without the prior written consent of the Company or its underwriters, for such period of time from and after the effective date of such registration statement as may be requested by the Company or such underwriters (the "MARKET STAND-OFF"); provided, however, that in no event shall such period exceed 180 days.

          (f) SUCCESSORS AND ASSIGNS. Except to the extent specifically limited by the terms and provisions of this Option Agreement, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, heirs and personal representatives.

          (g) GOVERNING LAW. THIS OPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE IN, AND TO BE PERFORMED SOLELY WITHIN, THAT STATE.

          (h) MISCELLANEOUS. Titles and captions contained in this Option Agreement are inserted for convenience of reference only and do not constitute a part of this Option Agreement for any other purpose.

          The Signature Page to this Option Agreement consists of the last page of the Certificate.

                                   Exhibit "A"

                               NOTICE OF EXERCISE

                 (To be signed only upon exercise of the Option)


TO:  3D Systems Corporation

     The undersigned, the holder of the enclosed Stock Option Agreement (Non-Statutory Stock Option), hereby irrevocably elects to exercise the purchase rights represented by the Option and to purchase thereunder ______* shares of Common Stock of 3D Systems Corporation (the "COMPANY"), and herewith encloses payment of $__________ and/or _________ shares of the Company's Common Stock in full payment of the purchase price of such shares being purchased.




Dated:
       ------------------------------




                                            ------------------------------------
                                            Signature must conform in all
                                            respects to name of holder as
                                            specified on the face of the Option)



                                            ------------------------------------
                                            (Please Print Name)



                                            ------------------------------------
                                            (Address)

     * Insert here the number of shares called for on the face of the Option (or, in the case of a partial exercise, the number of shares being exercised), in either case without making any adjustment for additional Common Stock of the Company, other securities or property which, pursuant to the adjustment provisions of the Option, may be deliverable upon exercise.